GE Institutional Funds	Summary Prospectus January 28, 2014

Money Market Fund

Investment Class  GEIXX    Service Class  GSSXX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.geam.com/prospectus. You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to gefunds@ge.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated January 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

High level of current income consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investment Class	Service Class
Management Fees[1]	0.11%	0.11%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.12%	0.37%
1	The Fund’s management fee is a ”unitary” fee that includes most operating expenses payable by the Fund. The rate fluctuates based upon the average daily net assets of the Fund, and may be higher or lower than shown above.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for each of the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$12	$39	$68	$154
Service Class	$38	$119	$208	$468

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its assets in short-term, U.S. Government securities. The Fund invests to a lesser extent in repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are neither issued nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.

The Fund invests consistent with regulatory and industry standards governing security quality, maturity, liquidity and portfolio diversification.

The investment adviser may consider the following factors when buying and selling securities for the Fund: (i) portfolio liquidity, (ii) redemption requests, (iii) yield management, and (iv) credit management.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

Banking Industry Risk. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

It is possible to lose money on an investment in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund’s investments could cause the Fund’s share price to decline below $1.00.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a 90 Day U.S. Treasury bill index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-242-0134.

Calendar Year Total Returns (%)

The bar chart shows the performance of the Fund’s Investment Class shares.

Highest/Lowest quarterly results during this time period were:

Highest	1.32%	(quarter ended December 31, 2006)
Lowest	0.00%	(quarter ended March 31, 2010)
7-day Yield	0.00%	(as of December 31, 2013)
7-day Effective Yield	0.00%	(as of December 31, 2013)

Average Annual Total Returns (%)

(for the periods ended December 31, 2013)

	1 Year	5 Years	10 Years	Since Inception (11/30/97 for 90 Day U.S. T-Bill)
Investment Class (inception 12/2/97)	0.02	0.12	1.70	2.53
Service Class (inception (9/30/05)	0.00	0.04	—	1.54
90 Day U.S. T-Bill (does not reflect fees, expenses, or taxes)	0.05	0.09	1.59	2.42

GE Institutional Funds Summary Prospectus

January 28, 2014

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Purchase and Sale of Fund Shares

Purchase Minimum
Eligible Investors	Initial Investment	Subsequent Investments
• Direct institutional investors (i.e., institutional investors purchasing shares for their own accounts directly through GE Investment Distributors, Inc., the Fund’s principal distributor).	$5 million	None

•   GE affiliated retirement plans.

•   Retirement plans that participate in GE Asset Management’s defined contribution full service program.

•   Investment only defined contribution plans with a minimum plan asset size of $25 million at time of investment.

•   Investment only defined contribution plans of any asset size that invest through an authorized retirement plan platform that aggregates trades for plan participants through omnibus or pooled account arrangements.

•   Qualified college savings plans.

•   Affiliated non-money market mutual funds managed by GE Asset Management.

•   Investors who invest through authorized broker- dealers or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with GE Asset Management, GE Investment Distributors, Inc. or the Fund as of January 29, 2008.

	None	None

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

GE Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

GE Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207; or

•	Calling us at 1-800-242-0134.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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